IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES
The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

-------------------------------------------------------------------------------
                                                              [GRAPHIC OMITTED]
Winchester Capital - ALT A - Stratification Tables           Winchester Capital
                                                              Principal Finance
-------------------------------------------------------------------------------

1. FICO
2. LTV
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades (if apt)
10. Top 10 Cities
11. Largest Loans
12. High Risk Loans

1. FICO
---------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              FICO
-----------------------------------------------------------------------------------------------------------------------------------
FICO              Loan Count    $ Avge Loan Amount   % of Pool    Agg $ Balance     WAC   Ave FICO
-----------------------------------------------------------------------------------------------------------------------------------
680 and above           1353            397,094.12       54.07   537,268,347.43   2.951     723.81
661 to 680               538            368,867.39       19.97   198,450,654.62   2.692     670.79
641 to 660               465            317,002.55       14.84   147,406,185.19   3.043     651.39
621 to 640               307            313,105.41        9.67    96,123,359.93   3.053      631.2
620 and below             47            304,881.80        1.44    14,329,444.38   2.368     608.27
Total:                  2710            366,633.95         100   993,577,991.55   2.914     692.04
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO            75% LTV and below   LTV 75.01-80     LTV 80.01-85       LTV 85.01-90     LTV 90+     $50K and below    below $100k
-----------------------------------------------------------------------------------------------------------------------------------
680 and above               39.93          53.31             1.19               3.52        2.04               0.02           0.46
661 to 680                  33.42          61.46             2.55               2.35        0.23               0.06           0.65
641 to 660                  46.46          47.75             1.74               3.82        0.23                  0           0.74
621 to 640                  49.08          44.94             2.24               3.24         0.5                  0           1.06
620 and below               44.53          53.77             0.47               1.23           0                  0           1.08
Total:                      40.55          53.31             1.64               3.27        1.23               0.02           0.61
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Loan Amount                          Documentation
-----------------------------------------------------------------------------------------------------------------------------------
FICO            500 to 750k  750.01k to 1m    1.001m to 1.25m  1.251m to 1.5m     1.5m plus   Full Doc   Stated Doc    Limited Doc
-----------------------------------------------------------------------------------------------------------------------------------
680 and above         85.42           6.73                2.3            2.94          2.62       10.4        14.86          74.72
661 to 680            90.47           5.58               1.75            2.21             0       8.87        10.75          80.38
641 to 660            91.22           6.49                  0            1.02          1.28       24.4         9.86          65.74
621 to 640            92.49           4.36               1.28               0          1.87      28.16         4.05          67.79
620 and below         92.67              0               7.33               0             0      37.12         2.79          60.09
Total:                88.08           6.14               1.82            2.18          1.79      14.27        12.08          73.64
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                       Interest Only                                   DTI                      Other Data
-----------------------------------------------------------------------------------------------------------------------------------
FICO               yr IO   3yr IO   5yr IO   10yr IO    DTI > 45    DTI > 50   Wtd Avg DTI       Investment    Second home
-----------------------------------------------------------------------------------------------------------------------------------
680 and above                                                                                         19.49           4.69
661 to 680                                                                                            16.15           3.82
641 to 660                                                                                              6.2           3.67
621 to 640                                                                                             3.02           1.56
620 and below                                                                                          1.66          10.23
Total:                                                                                                   15           4.14
-----------------------------------------------------------------------------------------------------------------------------------


2. LTV
                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
LTV                Loan Count   $ Avge Loan Amount   % of Pool    Agg $ Balance      WAC              680 and above   661 to 680
-----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below            2474           376,936.91       93.86   932,541,907.67    2.759    691.85            53.72        20.19
80.01 - 85.00              60           270,959.43        1.64    16,257,565.63     4.01    680.72            39.45        31.07
85.01 - 90.00             133           244,464.25        3.27    32,513,745.14    5.869    694.39            58.24        14.33
90.01 - 95.00              43           285,227.28        1.23    12,264,773.11    5.444    715.36            89.49          3.8
95.01 - 100.00
Total:                   2710           366,633.95         100   993,577,991.55    2.914    692.04            54.07        19.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        FICO                                 LTV
-----------------------------------------------------------------------------------------------------------------------------------
LTV                  641 to 660   621 to 640   621 and below                                          $50K and below   below $100k
-----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below             14.89         9.69            1.51                                                    0.02           0.6
80.01 - 85.00             15.81        13.25            0.41                                                       0          1.56
85.01 - 90.00             17.31         9.58            0.54                                                       0          0.47
90.01 - 95.00              2.77         3.94               0                                                       0             0
95.01 - 100.00
Total:                    14.84         9.67            1.44                                                    0.02          0.61
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Loan Amount
-----------------------------------------------------------------------------------------------------------------------------------
LTV                   500 to 750k     750.01k to 1m     1.001m to 1.25m    1.251m to 1.5m      1.5m plus   Full Doc    Stated Doc
-----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below               87.29              6.54                1.94              2.32            1.9      13.68          11.4
80.01 - 85.00                 100                 0                   0                 0              0       28.5         28.15
85.01 - 90.00                 100                 0                   0                 0              0       22.1         19.28
90.01 - 95.00                 100                 0                   0                 0              0      20.03         23.16
95.01 - 100.00
Total:                      88.08              6.14                1.82              2.18           1.79      14.27         12.08
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                Documentation                           Interest Only                             DTI                  Other Data
-----------------------------------------------------------------------------------------------------------------------------------
LTV               Limited Doc  2yr IO   3yr IO  5yr IO    10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI   Investment    Second home
-----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below           74.91                                                                                15.83           4.19
80.01 - 85.00           43.35                                                                                 0.67              0
85.01 - 90.00           58.61                                                                                    4            5.9
90.01 - 95.00           56.81                                                                                    0           1.28
95.01 - 100.00
Total:                  73.64
-----------------------------------------------------------------------------------------------------------------------------------



3. DTI
                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
DTI              Loan Count  $ Avge Loan Amount  % of Pool  Agg $ Balance  WAC   680 and above  661 to 680  641 to 660  621 to 640
-----------------------------------------------------------------------------------------------------------------------------------
<= 39.999
40.000 - 44.999
45.000 - 49.999
50.000 - 54.999
55.000 >=
Total:
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           FICO                                                                   LTV
-----------------------------------------------------------------------------------------------------------------------------------
DTI               621 and below  75% LTV and below  LTV 75.01-80   LTV 80.01-85 LTV 85.01-90  LTV 90+  $50K and below  below $100k
-----------------------------------------------------------------------------------------------------------------------------------
<= 39.999
40.000 - 44.999
45.000 - 49.999
50.000 - 54.999
55.000 >=
Total:
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Loan Amount                            Documentation
-----------------------------------------------------------------------------------------------------------------------------------
DTI               500 to 750k  750.01k to 1m  1.001m to 1.25m  1.251m to 1.5m   1.5m plus  Full Doc    Stated Doc      Limited Doc
-----------------------------------------------------------------------------------------------------------------------------------
<= 39.999
40.000 - 44.999
45.000 - 49.999
50.000 - 54.999
55.000 >=
Total:
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Interest Only                                   DTI                Other Data
-----------------------------------------------------------------------------------------------------------------------------------
DTI                 2yr IO    3yr IO    5yr IO   10yr IO    DTI > 45    DTI > 50   Wtd Avg DTI   Investment  Second home
-----------------------------------------------------------------------------------------------------------------------------------
<= 39.999
40.000 - 44.999
45.000 - 49.999
50.000 - 54.999
55.000 >=
Total:
-----------------------------------------------------------------------------------------------------------------------------------



4. Occupancy Type
                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type       Loan Count   $ Avge Loan Amount  % of Pool    Agg $ Balance     WAC             680 and above   661 to 680
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence          2092           384,047.32      80.86   803,426,996.22   2.843    688.04           50.71        19.77
Investment Property         515           289,338.28         15   149,009,214.10   3.432    710.59           70.26         21.5
Second Home                 103           399,434.77       4.14    41,141,781.23   2.446    703.23           61.21        18.45
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     FICO                                                                      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type      641 to 660  621 to 640  621 and below  75% LTV and below   LTV 75.01-80  LTV 80.01-85   LTV 85.01-90   LTV 90+
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence        16.54       11.42           1.57              37.44          55.39          2.01           3.65      1.51
Investment Property       6.13        1.95           0.16              56.08          42.98          0.07           0.87         0
Second Home              13.15        3.64           3.56              45.02          49.93             0           4.66      0.38
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Loan Amount
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type     $50K and below  below $100k  500 to 750k  750.01k to 1m  1.001m to 1.25m  1.251m to 1.5m   1.5m plus  Full Doc
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence            0.01         0.29        87.99           6.45             1.84            1.99        1.73     13.95
Investment Property          0.11         2.23        93.82           4.52             0.77            0.89           0     16.93
Second Home                     0         1.03        68.86           5.91             5.35           10.55        9.33     10.98
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                             Documentation                   Interest Only                           DTI                Other Data
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type      Stated Doc Limited Doc  2yr IO  3yr IO  5yr IO 10yr IO DTI > 45 DTI > 50 Wtd Avg DTI   Investment  Second home
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence         14.6       71.44                                                                          0            0
Investment Property       0.86       82.21                                                                        100            0
Second Home               3.46       85.55                                                                          0          100
-----------------------------------------------------------------------------------------------------------------------------------



5. WAC
                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
WAC         Loan Count $ Avge Loan Amount % of Pool    Agg $ Balance  WAC         680 and above  661 to 680  641 to 660  621 to 640
-----------------------------------------------------------------------------------------------------------------------------------
below 2%
2 to 2.5%          408         299,608.17      28.2   122,240,133.19                      41.38       10.01       27.94        19.1
2.51% to 3%         77         271,838.22      4.83    20,931,543.21                      43.18       21.97       25.78        9.07
3.01 to 3.5%        33         237,345.15      1.81     7,832,390.07                      40.92       29.25       20.94        8.89
3.51 to 4%          26         245,702.15      1.47     6,388,255.92                      60.67       10.11       17.03        12.2
Above 4%           776         355,704.04     63.69   276,026,335.28                      56.83       17.51       14.79        9.83
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                        FICO                                                                     LTV
-----------------------------------------------------------------------------------------------------------------------------------
WAC             621 and below  75% LTV and below   LTV 75.01-80  LTV 80.01-85   LTV 85.01-90  LTV 90+  $50K and below  below $100k
-----------------------------------------------------------------------------------------------------------------------------------
below 2%
2 to 2.5%                1.57              30.64          62.06          3.71           3.37     0.23            0.07          1.3
2.51% to 3%                 0              33.26           35.5         15.36           3.76    12.14            0.21         2.83
3.01 to 3.5%                0               7.33           43.5         32.09          11.34     5.75               0         1.86
3.51 to 4%                  0              10.14          30.73         14.37          41.94     2.82               0         1.53
Above 4%                 1.04               40.5          45.87          1.72           8.71     3.19               0          0.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Loan Amount                         Documentation
-----------------------------------------------------------------------------------------------------------------------------------
WAC         500 to 750k  750.01k to 1m  1.001m to 1.25m  1.251m to 1.5m   1.5m plus    Full Doc   Stated Doc  Limited Doc
-----------------------------------------------------------------------------------------------------------------------------------
below 2%
2 to 2.5%         92.22           2.56             0.94               0        4.29       25.16         5.71        69.14
2.51% to 3%       91.02              0                0               0        8.98        16.3         7.05        76.65
3.01 to 3.5%       90.3            9.7                0               0           0       10.35        25.11        64.54
3.51 to 4%          100              0                0               0           0       34.65        25.09        40.26
Above 4%          92.02           4.13              1.2            2.64           0       18.63        12.99        68.38
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                 Interest Only                                 DTI                Other Data
-----------------------------------------------------------------------------------------------------------------------------------
WAC           2yr IO  3yr IO  5yr IO    10yr IO   DTI > 45   DTI > 50   Wtd Avg DTI  Investment   Second home
-----------------------------------------------------------------------------------------------------------------------------------
below 2%
2 to 2.5%                                                                                 43.02          1.37
2.51% to 3%                                                                               47.92          8.98
3.01 to 3.5%                                                                              52.39             0
3.51 to 4%                                                                                40.87             0
Above 4%                                                                                  14.68          3.39
-----------------------------------------------------------------------------------------------------------------------------------



6. IO Type
                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
IO Type       Loan Count  $ Avge Loan Amount  % of Pool  Agg $ Balance  WAC      680 and above  661 to 680  641 to 660  621 to 640
-----------------------------------------------------------------------------------------------------------------------------------
0
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         FICO                                                                    LTV
-----------------------------------------------------------------------------------------------------------------------------------
IO Type         621 and below  75% LTV and below   LTV 75.01-80   LTV 80.01-85 LTV 85.01-90  LTV 90+   $50K and below  below $100k
-----------------------------------------------------------------------------------------------------------------------------------
0
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Loan Amount                        Documentation
-----------------------------------------------------------------------------------------------------------------------------------
IO Type          500 to 750k  750.01k to 1m  1.001m to 1.25m  1.251m to 1.5m  1.5m plus   Full Doc  Stated Doc   Limited Doc
-----------------------------------------------------------------------------------------------------------------------------------
0
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      Interest Only                               DTI                Other Data
-----------------------------------------------------------------------------------------------------------------------------------
IO Type         2yr IO   3yr IO    5yr IO   10yr IO  DTI > 45   DTI > 50  Wtd Avg DTI   Investment  Second home
-----------------------------------------------------------------------------------------------------------------------------------
0
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO
-----------------------------------------------------------------------------------------------------------------------------------



7. DocType

                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
DocType                          Loan Count  $ Avge Loan Amount    % of Pool   Agg $ Balance     WAC             680 and above
-----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                           383          313,302.58        12.08  119,994,889.33   2.959     703.19          66.53
5- Full doc 2yr W2/tax returns
1- Full doc 1yr W2                      474          299,197.12        14.27  141,819,432.82   3.462     678.57           39.4
Other - amend per originator            103          282,589.17         2.93   29,106,684.69   3.152     688.38          54.99
NO DOC                                    1          113,868.00         0.01      113,868.00    1.75        710            100
4- Limited 12mos bk stmt               1749          401,682.74        70.71  702,543,116.71   2.787     692.99          54.86
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                              FICO
-----------------------------------------------------------------------------------------------------------------------------------
DocType                         661 to 680   641 to 660  621 to 640  621 and below   75% LTV and below  LTV 75.01-80  LTV 80.01-85
-----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                        17.78        12.12        3.25           0.33               49.22         39.37          3.81
5- Full doc 2yr W2/tax returns
1- Full doc 1yr W2                   12.41        25.36       19.08           3.75               31.45         58.48          3.27
Other - amend per originator          8.42        20.66       14.06           1.86               24.58         59.98          3.56
NO DOC                                   0            0           0              0                   0           100             0
4- Limited 12mos bk stmt             22.36        12.94        8.69           1.15               41.58         54.36          0.86
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  LTV
-----------------------------------------------------------------------------------------------------------------------------------
DocType                         LTV 85.01-90  LTV 90+   $50K and below   below $100k  500 to 750k  750.01k to 1m  1.001m to 1.25m
-----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                           5.22     2.37                0          0.81        93.65           6.35                0
5- Full doc 2yr W2/tax returns
1- Full doc 1yr W2                      5.07     1.73             0.03          1.57        88.19           4.77             3.23
Other - amend per originator           11.88        0             0.12          1.78        89.67           6.37             3.96
NO DOC                                     0        0                0             0          100              0                0
4- Limited 12mos bk stmt                2.22     0.99             0.02          0.33        87.03           6.37             1.76
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Loan Amount                        Documentation                       Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
DocType                        1.251m to 1.5m   1.5m plus  Full Doc   Stated Doc   Limited Doc   2yr IO   3yr IO  5yr IO   10yr IO
-----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                               0           0         0          100             0
5- Full doc 2yr W2/tax returns
1- Full doc 1yr W2                          0        3.81       100            0             0
Other - amend per originator                0           0         0            0           100
NO DOC                                      0           0         0            0             0
4- Limited 12mos bk stmt                 3.08        1.76         0            0           100
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   DTI                     Other Data
-----------------------------------------------------------------------------------------------------------------------------------
DocType                            DTI > 45    DTI > 50    Wtd Avg DTI      Investment    Second home
-----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                                                                     1.07           1.19
5- Full doc 2yr W2/tax returns
1- Full doc 1yr W2                                                               17.79           3.19
Other - amend per originator                                                     15.73           5.94
NO DOC                                                                               0              0
4- Limited 12mos bk stmt                                                         16.78           4.76
-----------------------------------------------------------------------------------------------------------------------------------



8. OTHERS
                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
OTHERS                  Loan Count   $ Avge Loan Amount   % of Pool    Agg $ Balance     WAC            680 and above   661 to 680
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             0
2nd Lien                         0
< 100K                          72            79,650.00        0.58     5,734,799.92   2.846    684.86          39.48        22.66
> $1m                           41         1,402,499.44        5.79    57,502,477.22   2.299    699.76          73.36        13.66
Ohio                            32           168,206.59        0.54     5,382,610.95   2.763    680.76          39.79        17.41
Nevada                         146           341,512.86        5.02    49,860,877.39   3.224     690.9          57.54        17.71
North Carolina                   5           792,065.52         0.4     3,960,327.61   3.327    652.05          62.23            0
South Carolina                   5           305,315.98        0.15     1,526,579.91   2.685     702.8          87.58            0
North CA                       511           435,813.71       22.41   222,700,805.72   2.878    690.02          49.05        22.57
South CA                       829           429,317.35       35.82   355,904,085.22   2.831    696.16          58.45        19.07
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        FICO                                                                   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OTHERS                641 to 660   621 to 640  621 and below  75% LTV and below LTV 75.01-80  LTV 80.01-85  LTV 85.01-90   LTV 90+
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien
< 100K                     17.36         17.8            2.7              54.37        38.54          4.43          2.66         0
> $1m                       5.88         5.27           1.83              74.81        25.19             0             0         0
Ohio                       38.05         4.74              0              34.68        39.03          6.64         16.29      3.35
Nevada                     13.66        10.63           0.46              30.67        63.43           0.7          3.52      1.68
North Carolina              6.24            0          31.53                100            0             0             0         0
South Carolina             12.42            0              0              63.47        36.53             0             0         0
North CA                   17.33        10.28           0.76              39.29        57.49          1.35          1.56      0.32
South CA                    11.9         8.95           1.63              43.06        52.98          1.55          1.75      0.66
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Loan Amount
-----------------------------------------------------------------------------------------------------------------------------------
OTHERS                $50K and below  below $100k  500 to 750k  750.01k to 1m  1.001m to 1.25m  1.251m to 1.5m  1.5m plus
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien
< 100K                          3.57          100          100              0                0               0          0
> $1m                              0            0            0              0             31.5           37.65      30.85
Ohio                            0.82        12.59        83.28          16.72                0               0          0
Nevada                             0         0.14        91.76           3.23             2.01            3.01          0
North Carolina                     0            0        11.26              0            55.24           33.51          0
South Carolina                     0            0          100              0                0               0          0
North CA                           0            0         89.8            6.5             1.63            1.29       0.78
South CA                           0         0.05        88.69           7.27             1.27            0.81       1.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Documentation                        Interest Only                                 DTI
-----------------------------------------------------------------------------------------------------------------------------------
OTHERS               Full Doc   Stated Doc    Limited Doc   2yr IO   3yr IO  5yr IO    10yr IO    DTI > 45   DTI > 50  Wtd Avg DTI
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien
< 100K                   35.3        15.13          49.57
> $1m                   17.35            0          82.65
Ohio                    41.64          4.1          54.27
Nevada                  21.28         5.48          73.24
North Carolina              0            0            100
South Carolina              0            0            100
North CA                 9.23          9.9          80.87
South CA                 9.38         15.3          75.32
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                      Other Data
-----------------------------------------------------
OTHERS                   Investment  Second home
-----------------------------------------------------
Manufactured Housing
2nd Lien
< 100K                        54.39         7.41
> $1m                           4.3        18.06
Ohio                          28.94         1.63
Nevada                        13.23         8.89
North Carolina                33.51            0
South Carolina                38.78        37.11
North CA                      12.98         1.75
South CA                      15.08         1.13
-----------------------------------------------------



9. CREDIT GRADES

                                                              --------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use
Relevant Credit Grades
of Originator              Loan Count   $ Avge Loan Amount  % of Pool  Agg $ Balance   WAC  680 and above  661 to 680   641 to 660
-----------------------------------------------------------------------------------------------------------------------------------
A
B
C
D
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  FICO                                                                     LTV
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use
Relevant Credit Grades
of Originator                621 to 640  621 and below  75% LTV and below  LTV 75.01-80  LTV 80.01-85   LTV 85.01-90   LTV 90+
-----------------------------------------------------------------------------------------------------------------------------------
A
B
C
D
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Loan Amount
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use
Relevant Credit Grades
of Originator             $50K and below  below $100k  500 to 750k   750.01k to 1m  1.001m to 1.25m    1.251m to 1.5m    1.5m plus
-----------------------------------------------------------------------------------------------------------------------------------
A
B
C
D
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Documentation                             Interest Only
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use
Relevant Credit Grades
of Originator                   Full Doc   Stated Doc     Limited Doc     2yr IO    3yr IO    5yr IO    10yr IO
-----------------------------------------------------------------------------------------------------------------------------------
A
B
C
D
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              DTI                                   Other Data
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use
Relevant Credit Grades
of Originator                  DTI > 45    DTI > 50   Wtd Avg DTI                           Not Owner Occupied
-----------------------------------------------------------------------------------------------------------------------------------
A
B
C
D
-----------------------------------------------------------------------------------------------------------------------------------



10. Top 10 MSAs

-----------------------------------------------------------------------------------------------------------------------------------
Top 10 MSA         Loan Count    $ Avge Loan Amount     % of Pool    Agg $ Balance     WAC        Wtd Avg LTV     Wtd AVg FICO
-----------------------------------------------------------------------------------------------------------------------------------










-----------------------------------------------------------------------------------------------------------------------------------



11. Top loans

-----------------------------------------------------------------------------------------------------------------------------------
                 Size         Wac          LTV      FICO     Doc Type    State       MSA          Prop Type             Occ status
-----------------------------------------------------------------------------------------------------------------------------------
Loan 1        2000000           2       72.727       681         FULL       MI                SINGLE FAMILY         OWNER OCCUPIED
Loan 2        1960000         1.5           70       750          RED       NJ                SINGLE FAMILY            SECOND HOME
Loan 3        1880000        2.75           80       649          RED       NY                        CO-OP            SECOND HOME
Loan 4        1800000         1.5       42.857       628         FULL       CA                          PUD         OWNER OCCUPIED
Loan 5        1760000         1.5           80       727          RED       CA                          PUD         OWNER OCCUPIED
Loan 6        1760000         1.5           80       682          RED       CA                SINGLE FAMILY         OWNER OCCUPIED
Loan 7        1741000         1.5       72.542       752          RED       CA                          PUD         OWNER OCCUPIED
Loan 8        1680000           2           60       713          RED       CA                SINGLE FAMILY         OWNER OCCUPIED
Loan 9        1600000         1.5       55.172       692         FULL       CT                SINGLE FAMILY         OWNER OCCUPIED
Loan 10       1560000        2.25           80       735          RED       FL                          PUD         OWNER OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
                      DTI     Seasoned         Lien Status
-----------------------------------------------------------
Loan 1               57.2            0                   1
Loan 2              38.02            0                   1
Loan 3               46.6            0                   1
Loan 4              39.87            0                   1
Loan 5              19.11            0                   1
Loan 6              49.22            0                   1
Loan 7              48.08            0                   1
Loan 8              38.45            0                   1
Loan 9              45.49            0                   1
Loan 10             22.34            0                   1
-----------------------------------------------------------




12. Higher Risk Loans - FICO below
660 AND LTV above 75%
AND DTI above 35%

-----------------------------------------------------------------------------------------------------------------------------------
                       Size      Wac          LTV      FICO    Doc Type   State      MSA           Prop Type          Occ status
-----------------------------------------------------------------------------------------------------------------------------------
Loan 1              1880000     2.75           80       649         RED      NY                        CO-OP         SECOND HOME
Loan 2               920000      1.5           80       659         RED      CA                SINGLE FAMILY      OWNER OCCUPIED
Loan 3               839200      1.5           80       658         RED      CA                   2-4 FAMILY      OWNER OCCUPIED
Loan 4               800000        2           80       639         RED      CA                SINGLE FAMILY      OWNER OCCUPIED
Loan 5               797600      1.5           80       626         RED      CA                SINGLE FAMILY      OWNER OCCUPIED
Loan 6               770000        2       79.793       627        FULL      MI                SINGLE FAMILY         SECOND HOME
Loan 7            767610.28     6.25           80       652        FULL      CA                SINGLE FAMILY      OWNER OCCUPIED
Loan 8               716000      1.5           80       643         RED      CA                          PUD      OWNER OCCUPIED
Loan 9               692000      1.5           80       658         RED      CA                SINGLE FAMILY      OWNER OCCUPIED
Loan 10              692000      6.5           80       635        FULL      MD                SINGLE FAMILY      OWNER OCCUPIED
etc
etc
-----------------------------------------------------------------------------------------------------------------------------------
list for all loans


------------------------------------------------------------
                          DTI     Seasoned      Lien Status
------------------------------------------------------------
Loan 1                   46.6            0                1
Loan 2                  35.06            0                1
Loan 3                   44.8            0                1
Loan 4                  36.19            0                1
Loan 5                   45.5            0                1
Loan 6                  53.25            0                1
Loan 7                  52.31            2                1
Loan 8                  40.59            0                1
Loan 9                  47.67            0                1
Loan 10                 49.62            1                1
etc
etc

------------------------------------------------------------
list for all loans





disclaimer
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Pool Info                                     % of pool
---------                                     ---------
Conforming                                         35.7
Non Conforming                                     64.3
Prefunding (if any)
No of Loans                                        2710
Average Loan Size                            366,633.95
WAC                                              2.9144
WA LTV                                            75.28
LTV Range                                   15.435 - 95
WA Combined LTV                                   78.39
Combined LTV Range                       15.44 - 158.31
% First Lien                                        100
% Owner Occ                                       80.86
% Investment                                         15
% Second Homes                                     4.14
% Purchase                                        28.26
% Cash out                                        54.83
% Full Doc                                        14.27
% Full Alternate Doc                               2.93
% Limited Doc                                     70.72
% Stated Income                                   12.08
% No documentation                                  0.1
WA FICO                                             692
FICO Range                                      547-817

LTV Info                                      % of pool         Ave FICO
--------                                      ---------         --------
LTVs > 80%                                         6.14           694.96
LTV s> 90%                                         1.23           715.36
95.01-100%                                            0                0
90.01-95%                                          1.23              715
85.01-90%                                          3.27              694
80.01-85%                                          1.64              681
75.01-80%                                         53.31              692
70.01-75%                                         17.78              690
65.01-70%                                          11.9              694
60.01-65%                                          3.92              681
55.01-60%                                          2.69              703
50.01-55%                                          1.74              698
below 50%                                          2.52              688

Risk Tiering
------------
Rate Premium Over 1.5%
Average Seasoned                                      0
Seasoning > 3m                                        0
Delinquent

Product Type
------------
Fixed Rate                                            0
Floating Rate                                       100
2/28 Float
3/27 Float
5/25 Float
6m Libor
1yr Libor
1m Libor                                            100
1yr CMT
MTA                                                 100
Neg AM %                                            100
Total IO
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO
LOAN SIZE                                     % of pool         Ave FICO
---------                                     ---------         --------
Loans < 100k                                       0.58           684.86
Loans > 500k                                      34.17           697.09
Loans > 800k                                       10.2            698.3
Loans > 1m                                         5.79           699.76
Loans > 2m                                            0                0
Top loan                                           2.01              689
Top 5 loans                                        6.88              691
Top 10 loans                                      10.19              690
GEOGRAPHIC
California                                        58.23
Nevada                                             5.02
North California                                  22.41
South California                                  35.82
Florida                                           12.16
Georgia                                            0.41
Illinois                                           0.55
Michigan                                           2.02
Texas                                              0.49
New York                                           2.87
New Jersey                                         1.27
Virginia                                           2.21
North Carolina                                      0.4
South Carolina                                     0.15
Ohio                                               0.54
Massachussets                                      0.02
Washington                                         1.77
Arizona                                            2.23
Property Type
-------------
Single Prop                                       60.25
PUD                                               19.61
2-4 Family                                        12.27
Condo                                              7.66

FICO                                          % of pool          Ave LTV
----                                          ---------          -------
Fico < 600                                          0.4            76.22
Fico < 680                                        45.04               75
601 to 620                                         1.04            73.98
621 to 640                                         9.67            73.47
641 to 660                                        14.84            73.94
661 to 680                                        19.97            76.66
681 to 700                                        16.15            75.81
701 to 720                                         12.7            76.05
721 to 740                                         9.82            75.06
741 to 760                                         6.66            76.75
761 to 780                                         5.22            73.87
781 to 800                                         2.88            73.38
801 plus                                           0.64            72.07
DTI
---
Average DTI
40.01 to 45%
45.01 to 50%
50.01 to 55
55% plus